                                                                    EXHIBIT 23.2


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
First State Bancorporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                           KPMG Peat Marwick LLP

Albuquerque, New Mexico
April 24, 1997